                                                                    EXHIBIT 10.7


                   SEVENTEENTH AMENDMENT TO CREDIT AGREEMENT
                                     AMONG
                           BEVERLY ENTERPRISES, INC.,
               BEVERLY HEALTH AND REHABILITATION SERVICES, INC.,
                    THE SUBSIDIARY GUARANTORS LISTED HEREIN,
                           THE LENDERS LISTED HEREIN,
                         BANK OF MONTREAL AS CO-AGENT,
                                      AND
                    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                          LOS ANGELES AGENCY, AS AGENT

                           DATED AS OF JUNE 28, 1996

                 THIS SEVENTEENTH AMENDMENT, dated as of June 28, 1996 (this "AMENDMENT"), is entered into by and among BEVERLY ENTERPRISES, INC., a Delaware corporation ("BEI"), BEVERLY HEALTH AND REHABILITATION SERVICES, INC. (formerly known as Beverly California Corporation), a California corporation ("BORROWER"), the SUBSIDIARY GUARANTORS listed on the signature pages hereof (together with BEI, the "GUARANTORS"), the LENDERS listed on the signature pages hereof (such lenders, together with each Person that may or has become a party to the Credit Agreement (as defined below) pursuant to subsection 10.8 thereof, are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), BANK OF MONTREAL as co-agent for the Lenders (in such capacity, the "COAGENT"), and THE LONG-TERM CREDIT BANK OF JAPAN, LTD., Los Angeles Agency ("LTCB"), as agent for the Lenders (in such capacity, the "AGENT").
This Amendment amends the Credit Agreement dated March 24, 1992 by and among BEI, Borrower, Co-Agent, Agent and Lenders, as amended by that First Amendment to Credit Agreement dated April 7, 1992 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Second Amendment to Credit Agreement dated as of May 11, 1992 by and among BEI, Borrower, CoAgent, Agent and the Lenders, as further amended by that Third Amendment to Credit Agreement dated as of March 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fourth Amendment to Credit Agreement dated as of November 1, 1993 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fifth Amendment to Credit Agreement dated as of March 21, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Sixth Amendment to Credit Agreement dated as of April 22, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Seventh Amendment to Credit Agreement dated as of May 2, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eighth Amendment to Credit Agreement dated as of November 1, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Ninth Amendment to Credit Agreement dated as of November 9, 1994 by and among BEI, Borrower, Co-Agent, Agent and the
Lenders, as further amended by that Tenth Amendment to Credit Agreement dated as of

December 6, 1994 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Eleventh Amendment to Credit Agreement dated as of March 27, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Twelfth Amendment to Credit Agreement dated as of October 23, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Thirteenth Amendment to Credit Agreement dated as of September 29, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fourteenth Amendment to Credit Agreement dated as of December 7, 1995 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Fifteenth Amendment to Credit Agreement dated as of February 12, 1996 by and among BEI, Borrower, Co-Agent, Agent and the Lenders, as further amended by that Sixteenth Amendment to Credit Agreement dated as of June 5, 1996 by and among BEI, Borrower, Co-Agent, Agent and the Lenders (said Credit Agreement, as so amended, the "CREDIT AGREEMENT"), as set forth herein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, Borrower desires to amend the Credit Agreement in certain respects;

                 WHEREAS, Lenders, Co-Agent and Agent have agreed to approve such amendments;

                 WHEREAS, Guarantors desire to reaffirm the effectiveness respectively of the Subsidiary Guaranty Agreement and the BEI Guaranty Agreement;

                 NOW, THEREFORE, in consideration of the terms and conditions herein contained, BEI, Borrower, Guarantors, Co-Agent, Agent and Lenders agree as follows:

                                   AGREEMENT

SECTION 1. AMENDMENT TO SUBSECTION 5.5 OF THE CREDIT AGREEMENT

          Subsection 5.5 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and replacing it with the following table:

                  Period                                Ratio
                  ------                                -----
Effective Date through December 30, 1995              1.10 to 1

December 31, 1995 through June 29, 1996               1.15 to 1

June 30, 1996 through December 30, 1996               1.10 to 1

December 31, 1996 through December 30, 1997           1.15 to 1

December 31, 1997 and thereafter                      1.20 to 1

SECTION 2.       REPRESENTATIONS AND WARRANTIES

        In order to induce Agent, Co-Agent and Lenders to enter into this Amendment, each of BEI and Borrower represents and warrants to Agent, Co-Agent and Lenders that:

        (a) The representations and warranties of each Loan Party contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date;

        (b) No event has occurred and is continuing or would result from the execution of this Amendment that constitutes an Event of Default or Potential Event of Default;

        (c) Each Loan Party has performed in all material respects all agreements and satisfied all conditions that the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

        (d) The execution, delivery and performance of this Amendment and the Credit Agreement as amended by this Amendment, by each Loan Party are within the corporate power and authority of each such Loan Party and, as of the Seventeenth Amendment Effective Date (as hereinafter defined), will be duly authorized by all necessary corporate action on the part of each Loan Party, and this Amendment, as of the Seventeenth Amendment Effective Date, is duly executed and delivered by each of such Loan Parties and will constitute a valid and binding agreement of each of such Loan Parties, enforceable against such Loan Parties in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Credit Agreement constitutes and, as of the Seventeenth Amendment Effective Date, the Credit Agreement, as amended by this Amendment, will constitute, a valid and binding agreement of BEI and Borrower, enforceable against BEI and Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles, relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

        (e) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Certificate or Articles of Incorporation or Bylaws of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval or consent of any Person under any instrument that is material, individually or in the aggregate, and that is binding on such Loan Party; and

        (f) The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Credit Agreement as amended by this Amendment, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

SECTION 3.      CONDITIONS TO EFFECTIVENESS

        Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "SEVENTEENTH AMENDMENT EFFECTIVE DATE"):

        A. On or before the Seventeenth Amendment Effective Date, BEI, Borrower and each Subsidiary Guarantor shall deliver to Lenders (or to Agent for Lenders with sufficient originally executed copies, as appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Seventeenth Amendment Effective Date:

                (i) Signature and incumbency certificates of its officers executing this Amendment certified by its secretary or an assistant secretary; and

                (ii)    Executed counterparts of this Amendment.

         B. On or before the Seventeenth Amendment Effective Date, Requisite Lenders shall have delivered to Agent a counterpart of this Amendment originally executed by a duly authorized officer of such Lender or by telex or telephonic confirmation.

SECTION 4.        THE GUARANTIES

         Each Guarantor acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that: the Guaranty Agreement and the Collateral Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations, Guaranteed Obligations (as defined in the applicable Guaranty Agreements) and Secured Obligations (as defined in the Collateral Documents), as the case may be, including, without limitation, the payment and performance of all Obligations of Borrower now or hereafter existing under or in respect of the Credit Agreement as amended by this Amendment and the Notes defined therein.

         Each Guarantor acknowledges and agrees that any of the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment and the Guaranty Agreements and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Seventeenth Amendment Effective Date to the same extent as though made on and as of that date except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

         Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment or any other Loan Document and (ii) that neither the terms of the Credit Agreement, any other Loan Document nor this Amendment shall be deemed to require the consent of any Guarantor to any future amendments to the Credit Agreement.

SECTION 5.        COUNTERPARTS; EFFECTIVENESS

         This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment (other than the provisions of Section 1 hereof) shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the Loan Parties and receipt of written or telephonic notification of such execution and authorization of delivery thereof.

SECTION 6.        FEES AND EXPENSES

         Borrower acknowledges that all costs, fees and expenses as described in subsection 10.4 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

SECTION 7.        EFFECT OF AMENDMENT

         It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended or changed pursuant to the terms and conditions of this Amendment.

SECTION 8.        APPLICABLE LAW

         This Amendment and the rights and obligations of the parties hereto and all other aspects hereof shall be deemed to be made under, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

                  [Remainder of page intentionally left blank]

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

                                       BEI:
                                       ----

                                       BEVERLY ENTERPRISES, INC.

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       Borrower:
                                       ---------

                                       BEVERLY HEALTH AND REHABILITATION
                                       SERVICES, INC. (formerly known as Beverly
                                       California Corporation)


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       Agent, Co-Agent and Lenders:
                                       ----------------------------
                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LOS ANGELES AGENCY,
                                       as Agent and as a Lender


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------


                                       BANK OF MONTREAL,
                                       as Co-Agent and as a Lender


                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       LENDERS:

                                       INTERNATIONALE NEDERLANDEN (U.S.)
                                       CAPITAL CORPORATION

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------

                                       U.S. NATIONAL BANK OF OREGON

                                       By:
                                          -------------------------------------
                                       Title:
                                             ----------------------------------





                            THE SUBSIDIARY GUARANTORS:
                            --------------------------

                                 A.B.C. Health Equipment Corp.

                                 Alliance Health Services, Inc.

                                 Alliance Home Health Care, Inc.

                                 Amco Medical Service, Inc.

                                 American Transitional Hospitals
                                 -- Texas Medical Center, Inc.

                                 ATH Clear Lake, Inc.

                                 ATH Columbus, Inc.

                                 ATH Oklahoma City, Inc.

                                 Beverly Acquisition Corporation

                                 Beverly Assisted Living, Inc.

                                 Beverly Enterprises - Alabama, Inc.

                                 Beverly Enterprises - Arkansas, Inc.

                                 Beverly Enterprises -- Delaware, Inc.

                                 Beverly Enterprises -- District of
                                 Columbia, Inc.

                                 Beverly Enterprises - Florida, Inc.

                                 Beverly Enterprises - Georgia, Inc.

                                 Beverly Enterprises -- Iowa, Inc.

                                 Beverly Enterprises -- Maine, Inc.

                                 Beverly Enterprises - Maryland, Inc.

                                 Beverly Enterprises -- Massachusetts, Inc.

                                 Beverly Enterprises -- Minnesota, Inc.

                                 Beverly Enterprises -- Mississippi, Inc.

                                 Beverly Enterprises -- Missouri, Inc.

                                 Beverly Enterprises -- Montana, Inc.

                                 Beverly Enterprises -- Nebraska, Inc.

                                 Beverly Enterprises -- Nevada, Inc.

                                 Beverly Enterprises -- New Hampshire,
                                 Inc.

                                 Beverly Enterprises -- New Mexico, Inc.

                                 Beverly Enterprises -- North Carolina, Inc.

                                 Beverly Enterprises -- North Dakota, Inc.

                                 Beverly Enterprises -- Oklahoma, Inc.

                                 Beverly Enterprises -- Oregon

                                 Beverlv Enterprises -- Rhode Island, Inc.

                                 Beverly Enterprises -- Vermont, Inc.

                                 Beverly Enterprises - Wisconsin, Inc.

                                 Beverly Enterprises -- Wyoming, Inc.

                                 Beverly Enterprises Medical Equipment
                                 Corporation

                                 Beverly Enterprises Rehabilitation
                                 Corporation

                                 Beverly Holdings I, Inc.

                                 Beverly Real Estate Holdings, Inc.

                                 Beverly Remic Depositor, Inc.

                                 Brownstone Pharmacy, Inc.

                                 Commercial Management, Inc.

                                 DD Wholesale, Inc.

                                 Dunnington Drug, Inc.

                                 Dunnington RX Services of Rhode Island,
                                 Inc.

                                 Dunnington RX Services of Massachusetts,
                                 Inc.

                                 Hallmark Convalescent Homes, Inc.

                                 Healthcare Prescription Services, Inc.

                                 Hospital Facilities Corporation

                                 Insta-Care Holdings, Inc.

                                 Insta-Care Pharmacy Services Corporation

                                 Insurance Software Packages, Inc.

                                 Medical Health Industries, Inc.

                                 Medview Services, Incorporated

                                 Moderncare of Lumberton, Inc.

                                 Nebraska City S-C-H, Inc.

                                 Omni Med B, Inc.

                                 Pharmacy Corporation of America -
                                 Massachusetts, Inc.

                                 Pharmacy Dynamics Group, Inc.

                                 Phymedsco, Inc.

                                 Resource Opportunities, Inc.

                                 Spectra Rehab Alliance, Inc.

                                 South Dakota - Beverly Enterprises, Inc.

                                 TMD Disposition Company

                                 Vantage Healthcare Corporation

                                 AGI-Camelot, Inc.

                                 AGI-McDonald County Health Care, Inc.

                                 Beverly Enterprises - Arizona, Inc.

                                 Beverly Enterprises - California, Inc.

                                 Beverly Enterprises - Colorado, Inc.

                                 Beverly Enterprises - Connecticut, Inc.

                                 Beverly Enterprises - Garden Terrace, Inc.

                                 Beverly Enterprises - Hawaii, Inc.

                                 Beverly Enterprises - Idaho, Inc.

                                 Beverly Enterprises - Illinois, Inc.

                                 Beverly Enterprises - Indiana, Inc.

                                 Beverly Enterprises - Kansas, Inc.

                                 Beverly Enterprises - Kentucky, Inc.

                                 Beverly Enterprises - Louisiana, Inc.

                                 Beverly Enterprises - Michigan, Inc.

                                 Beverly Enterprises - New Jersey, Inc.

                                 Beverly Enterprises - Ohio, Inc.

                                 Beverly Enterprises - Pennsylvania, Inc.

                                 Beverly Enterprises - South Carolina, Inc.

                                 Beverly Enterprises - Tennessee, Inc.

                                 Beverly Enterprises - Texas, Inc.

                                 Beverly Enterprises - Utah Inc.

                                 Beverly Enterprises - Virginia, Inc.

                                 Beverly Enterprises - Washington, Inc.

                                 Beverly Enterprises - West Virginia, Inc.

                                 Beverly Indemnity, Ltd.

                                 Beverly Manor Inc. of Hawaii

                                 Beverly Savana Cay Manor, Inc.

                                 Columbia-Valley Nursing Home, Inc.

                                 Computran Systems, Inc.

                                 Continental Care Centers of Council
                                  Bluffs, Inc.

                                 Forest City Building Ltd.

                                 Home Medical Systems, Inc.

                                 Kenwood View Nursing Home, Inc.

                                 Liberty Nursing Homes, Incorporated

                                 Medical Arts Health Facility of
                                  Lawrenceville, Inc.

                                 Nursing Home Operators, Inc.

                                 Petersen Health Care, Inc.

                                 Pharmacy Corporation of America

                                 Salem No.1, Inc.

                                 South Alabama Nursing Home, Inc.

                                 American Transitional Care Centers of
                                  Texas, Inc.

                                 American Transitional Care Dallas-Ft.
                                  Worth, Inc.

                                 American Transitional Health Care, Inc.

                                 American Transitional Hospitals, Inc.

                                 American Transitional Hospitals of
                                  Indiana, Inc.

                                 American Transitional Hospitals of

                                 Oklahoma, Inc.

                                 American Transitional Hospitals of
                                  Tennessee, Inc.

                                 ATH Del Oro, Inc.

                                 ATH Heights, Inc.

                                 ATH Tucson, Inc.

                                 Beverly Enterprises Japan Limited

                                 AdviNet, Inc.

                                 Beverly Crest Corporation

                                 Beverly Enterprises-Distribution Services,
                                  Inc.

                                 Hospice Preferred Choice, Inc.

                                 Beverly Rehabilitation Services, Inc.

                                 Synergos, Inc.

                                 Synergos-Scottsdale, Inc.

                                 Synergos-Pleasanthill, Inc.

                                 Synergos-North Hollywood, Inc.


                                       By:

                                          -------------------------------------
                                       Title:
                                             ----------------------------------